UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2012

LANTHEUS MEDICAL IMAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-169785	51-0396366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Retirement of Chief Financial Officer

On January 4, 2012, Lantheus Medical Imaging, Inc. (the “Company”) announced the retirement of Robert P. Gaffey as the Company’s Chief Financial Officer and Treasurer, effective January 3, 2012.  Mr. Gaffey will continue to serve the Company as a consultant for the foreseeable future.  The options granted to Mr. Gaffey under the 2008 Equity Incentive Plan will continue to vest for so long as he continues to serve as a consultant to the Company.

Appointment of New Chief Financial Officer

Jeffrey Young, the Company’s Vice President, Finance and Chief Accounting Officer, was appointed as the Company’s new Chief Financial Officer and Treasurer, effective January 3, 2012.  Mr. Young, age 38, joined the Company in November 2008 as Global Controller and Assistant Treasurer and has served as the Company’s Vice President, Finance and Chief Accounting Officer, since July 2011.  Prior to joining the Company, Mr. Young held various positions at Critical Therapeutics, a biopharmaceutical company, from 2005 to 2008, most recently as Chief Accounting Officer, Vice President of Finance and Treasurer.  Mr. Young also held positions of increasing responsibility at PerkinElmer from 2003 to 2005 and at PricewaterhouseCoopers from 1998 to 2002.  Mr. Young is a certified public accountant and holds a Bachelor of Science in Business Administration from Georgetown University.

Mr. Young’s annual base salary will increase to $264,000.  Mr. Young is also entitled to receive a supplemental grant to purchase 15,000 shares of common stock of the Company’s ultimate parent, Lantheus MI Holdings, Inc., under its 2008 Equity Incentive Plan.

A copy of the Company’s press release, dated January 4, 2012, announcing the retirement of Mr. Gaffey and the appointment of Mr. Young to Chief Financial Officer is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated January 4, 2012, announcing the retirement of Mr. Gaffey and the appointment of Mr. Young to Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS MEDICAL IMAGING, INC.

	By:	/s/ Michael P. Duffy
	Name:	Michael P. Duffy
	Title:	Vice President and General Counsel

Date: January 4, 2012

EXHIBIT LIST

Exhibit Number	Description of Exhibit
99.1	Press Release, dated January 4, 2012, announcing the retirement of Mr. Gaffey and the appointment of Mr. Young to Chief Financial Officer